Statement of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Operating expenses:
Research and development	$ 1,170	$ 5,187
General and administrative	5,758	4,072
Total operating expenses	6,928	9,259
Loss from operations	(6,928)	(9,259)
Other income	0	61
Revaluation of derivative liability	0	(89)
Change in fair value of warrant liability	384	0
Loss on warrant conversion	(506)	0
Interest expense, net	26	(16)
Net loss	(7,024)	(9,303)
Other comprehensive loss:
Unrealized loss on marketable securities, available-for-sale	2	(2)
Total comprehensive loss	$ (7,022)	$ (9,305)
Net loss per share of common stock, basic (in usd per share)	$ (0.69)	$ (1.42)
Net loss per share of common stock, diluted (in usd per share)	$ (0.69)	$ (1.42)
Weighted-average common shares outstanding, basic (in shares)	10,143,205	6,541,097
Weighted-average common shares outstanding, diluted (in shares)	10,143,205	6,541,097